SUPPLEMENT DATED DECEMBER 6, 2013

TO PROSPECTUS DATED MAY 1, 2013

WRL ASSOCIATE FREEDOM ELITE BUILDER®

Issued through

WRL Series Life Account

By

Western Reserve Life Assurance Co. of Ohio

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus. Please read it carefully and retain it for future reference. All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectus.

Front Cover Page:

The second paragraph under “An Individual Flexible Premium Variable Life Insurance Policy” is deleted in its entirety.

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Page 1:

The first five bullets under “Policy Benefits – The Policy in General” are deleted in their entirety and are replaced by the following:

•	The WRL Associate Freedom Elite Builder is an individual flexible premium variable life insurance policy.

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